OCTOBER 11, 1999

                       DREYFUS PREMIER GREATER CHINA FUND

                                SUPPLEMENT TO THE

                         PROSPECTUS DATED MARCH 1, 1999

      On October 11, 1999, Raymond Chan became the Fund's primary portfolio manager. Mr. Chan joined Hamon, the Fund's sub-investment adviser, in April 1999. From 1994 to 1998, Mr. Chan was employed as an investment analyst and portfolio manager for LGT Asset Management in Hong Kong.